SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


Date of Report: October 26, 2004
--------------------------------
(Date of earliest event reported)


                   Banc of America Commercial Mortgage Inc.
(as depositor under the Pooling and Servicing Agreement, dated as of October 1,
    2004, relating to the Banc of America Commercial Mortgage Inc. Commercial
               Mortgage Pass-Through Certificates, Series 2004-4)
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             (Exact name of registrant as specified in its charter)

         Delaware                  333-89322-07               56-1950039
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      (State or Other              (Commission             (I.R.S. Employer
      Jurisdiction of              File Number)           Identification No.)
      Incorporation)



214 North Tryon Street, NC1-027-21-02, Charlotte, North Carolina        28255
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            (Address of principal executive offices)                  (Zip Code)



       Registrant's telephone number, including area code: (704) 386-2400

Item 8.01.    Other Events.

            Attached as Exhibit 4 is the Pooling and Servicing Agreement dated as of October 1, 2004 (the "Pooling and Servicing Agreement"), by and among Banc of America Commercial Mortgage Inc. (the "Company"), as depositor, Bank of America, N.A., as master servicer, Midland Loan Services, Inc., as special servicer, LaSalle Bank National Association, as trustee and REMIC administrator, and ABN AMRO Bank N.V., as fiscal agent. The Pooling and Servicing Agreement governs the Banc of America Commercial Mortgage Inc. Commercial Mortgage Pass-Through Certificates, Series 2004-4 (the "Certificates"), including the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-1A, Class XP, Class B, Class C and Class D Certificates (the "Publicly Offered Certificates"), which were issued on October 12, 2004 with an aggregate principal balance as of October 1, 2004 of $1,195,585,629. The Publicly Offered Certificates were sold to Banc of America Securities LLC ("BAS"), Bear, Stearns & Co. Inc. ("Bear"), Goldman, Sachs & Co. ("Goldman Sachs") and Greenwich Capital Markets, Inc. ("Greenwich"), pursuant to an Underwriting Agreement, dated September 30, 2004, among BAS, Bear, Goldman Sachs and Greenwich, as underwriters, and the Company.

            Attached as Exhibit 8 is the opinion of Cadwalader, Wickersham & Taft LLP, special tax counsel to the Company, regarding tax matters (the "Tax Matters Opinion"), provided in connection with the issuance of the Certificates.

            Attached as Exhibit 99.1 is the Mortgage Loan Purchase and Sale Agreement dated as of October 12, 2004, by and between Bank of America, N.A. ("Bank of America") and the Company (the "Bank of America Mortgage Loan Purchase and Sale Agreement").

            Attached as Exhibit 99.2 is the Mortgage Loan Purchase and Sale Agreement dated as of October 12, 2004, by and between Bear Stearns Commercial Mortgage, Inc. ("BSCMI") and the Company (the "BSCMI Mortgage Loan Purchase and Sale Agreement").

            Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 9.01.    Financial  Statements,   Pro  Forma  Financial  Information  and
Exhibits

(c)  Exhibits

Exhibit 4       Pooling and Servicing Agreement

Exhibit 8       Tax Matters Opinion

Exhibit 99.1    Bank of America Mortgage Loan Purchase and Sale Agreement

Exhibit 99.2    BSCMI Mortgage Loan Purchase and Sale Agreement

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                   BANC OF AMERICA COMMERCIAL
                                   MORTGAGE INC.


                                   By: /s/ Nidhi Kapila
                                      ----------------------------------
                                      Name:  Nidhi Kapila
                                      Title: Vice President

Date:  October 26, 2004

                                  Exhibit Index
                                  -------------



 Item 601(a) of Regulation                                      Paper (P) or
        S-K Exhibit No.     Description                         Electronic (E)
------------------------    -----------                         --------------

             4              Pooling and Servicing Agreement              E

             8              Tax Matters Opinion                          E

           99.1             Bank of America Mortgage Loan                E
                              Purchase and Sale Agreement

           99.2             BSCMI Mortgage Loan Purchase and             E
                              Sale Agreement